                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 16, 2002

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

          Delaware                                          75-2502290
          Delaware                                          75-2502293
          New Jersey                33-69716                22-2242014
         -------------------------------------------------------------
        (State or other juris-        (Commission        (IRS Employer
        diction of incorporation)     File Number)      Identification
                                                                Number)


                            c/o Sands Hotel & Casino
                   Indiana Avenue and Brighton Park, 9th Floor
                         Atlantic City, New Jersey 08401
               (Address of principal executive office) (Zip Code)


      Registrant's telephone number including  area  code: (609) 441-4517
                                                          ---------------

                                 Not Applicable
                            -----------------------

         (Former name and former address, as changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

     GB Property Funding Corp., GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc. (collectively, the "Company") Board of Directors' dismissed Arthur Andersen LLP (Arthur Andersen) as our independent auditors and appointed KPMG LLP (KPMG) to serve as the Company's independent auditors for the current fiscal year which ends on December 31, 2002. The change in auditors is effective May 16, 2002. The decision to appoint KPMG was made after an extensive evaluation process by the Board of Directors, its Audit Committee and management of the Company.

     Arthur Andersen's reports on our consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter dated May 21, 2002, stating its agreement with such statements. During each of our two most recent fiscal years and through the date of this report, we did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     On March 27, 2002, the New Jersey Casino Control Commission entered an order prohibiting the Company, as well as all other New Jersey casino licensees, from conducting business with Arthur Andersen LLP after May 15, 2002.

Item 7.  Financial Statements and Exhibits

     1. Letter, dated May 21, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission in accordance with Item 304 of Regulation S-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GB PROPERTY FUNDING CORP.


Dated:  May 23, 2002                       By: /s/ Timothy A. Ebling
                                           Name:   Timothy A. Ebling
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


                                           GB HOLDINGS, INC.


Dated:  May 23, 2002                       By: /s/ Timothy A. Ebling
                                           Name:   Timothy A. Ebling
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


                                           GREATE BAY HOTEL AND CASINO, INC.


Dated:  May 23, 2002                       By: /s/ Timothy A. Ebling
                                           Name:   Timothy A. Ebling
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer